SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2009
CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On October 5, 2009, Celanese Corporation (“the Company”) issued a press release announcing that the Company had declared a cash dividend of $0.265625 on its 4.25% convertible perpetual preferred stock and a cash dividend of $0.04 on its Series A common stock. Both cash dividends are for the period beginning on August 3, 2009 and ending on and including November 1, 2009 and are payable on November 2, 2009 to holders of record as of October 15, 2009. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 8.01.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated October 5, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ Robert L. Villaseñor
	Name:	Robert L. Villaseñor
	Title:	Associate General Counsel and Assistant Secretary

Date: October 5, 2009

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated October 5, 2009